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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE
                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                            SECTION 305(b)(2)    / /

                            ------------------------

                              THE BANK OF NEW YORK

              (Exact name of trustee as specified in its charter)

                NEW YORK                               13-5160382
        (State of incorporation                     (I.R.S. employer
      if not a U.S. national bank)                 identification no.)

     48 WALL STREET, NEW YORK, N.Y.                       10286
(Address of principal executive offices)               (Zip code)

                            ------------------------

                          ARCHIBALD CANDY CORPORATION
              (Exact name of obligor as specified in its charter)

                ILLINOIS                                360743280
    (State or other jurisdiction of                 (I.R.S. employer
     incorporation or organization)                identification no.)

  1137 WEST JACKSON BOULEVARD CHICAGO,                    60607
                ILLINOIS                               (Zip code)
(Address of principal executive offices)

                            ------------------------

                     10 1/4% SENIOR SECURED NOTES DUE 2004
                      (Title of the indenture securities)

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    1.  GENERAL INFORMATION.  Furnish the following information as to the
Trustee:

    (a) Name and address of each examining or supervising authority to which it is subject.

                       NAME                                                ADDRESS
---------------------------------------------------  ---------------------------------------------------
Superintendent of Banks of the State of New York     2 Rector Street, New York, N.Y. 10006, and Albany,
                                                     N.Y. 12203

Federal Reserve Bank of New York                     33 Liberty Plaza, New York, N.Y. 10045

Federal Deposit Insurance Corporation                Washington, D.C. 20429

New York Clearing House Association                  New York, New York 10005

    (b) Whether it is authorized to exercise corporate trust powers.

        Yes.

    2.  AFFILIATIONS WITH OBLIGOR.

        If the obligor is an affiliate of the trustee, describe each such affiliation.

        None.

    16.  LIST OF EXHIBITS.

        Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

    1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

    4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

    6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

    7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                       2
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                                   SIGNATURE

    Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on it behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 13th day of August, 1997.

                                THE BANK OF NEW YORK

                                By:             /s/ WALTER N. GITLIN
                                     -----------------------------------------
                                               Name: Walter N. Gitlin
                                               TITLE: VICE PRESIDENT
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                                                                       EXHIBIT 7

                      CONSOLIDATED REPORT OF CONDITION OF
                              THE BANK OF NEW YORK
                     of 48 Wall Street New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business March 31, 1997, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                                              DOLLAR AMOUNTS
                                                                                               IN THOUSANDS
                                                                                              --------------
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin.......................                    $ 8,249,820
  Interest-bearing balances................................................                      1,031,026
Securities:
  Held-to-maturity securities..............................................                      1,118,463
  Available-for-sale securities............................................                      3,005,838
Federal funds sold and Securities purchased under agreements to resell.....                      3,100,281
Loans and lease financing receivables:
  Loans and leases, net of unearned income.................................    32,895,077
  LESS: Allowance for loan and lease losses................................       633,877
  LESS: Allocated transfer risk reserve....................................           429
  Loans and leases, net of unearned income, allowance, and reserve.........                     32,260,771
Assets held in trading accounts............................................                      1,715,214
Premises and fixed assets (including capitalized leases)...................                        684,704
Other real estate owned....................................................                         21,738
Investments in unconsolidated subsidiaries and associated companies........                        195,761
Customers' liability to this bank on acceptances outstanding...............                      1,152,899
Intangible assets..........................................................                        683,503
Other assets...............................................................                      1,526,113
                                                                                              --------------
Total assets...............................................................                    $54,746,131
                                                                                              --------------
                                                                                              --------------

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
                                                                                              DOLLAR AMOUNTS
                                                                                               IN THOUSANDS
                                                                                              --------------
LIABILITIES
Deposits:
  In domestic offices......................................................                    $25,614,496
  Noninterest-bearing......................................................    10,564,652
  Interest-bearing.........................................................    15,050,309
  In foreign offices, Edge and Agreement subsidiaries, and IBFs                                 15,103,615
  Noninterest-bearing......................................................       560,944
  Interest-bearing.........................................................    14,542,671
Federal funds purchased and Securities sold under agreements to
  repurchase...............................................................                      2,093,286
Demand notes issued to the US Treasury.....................................                        239,354
Trading liabilities........................................................                      1,399,064
Other borrowed money:
  With remaining maturity of one year or less..............................                      2,075,092
  With remaining maturity of more than one year............................                         20,679
Banks liability on acceptances executed and outstanding....................                      1,160,012
Subordinated notes and debentures..........................................                      1,014,400
Other liabilities..........................................................                      1,840,245
                                                                                              --------------
Total liabilities..........................................................                     50,560,708
                                                                                              --------------
EQUITY CAPITAL
Common stock...............................................................                        942,284
Surplus....................................................................                        731,319
Undivided profits and capital reserves.....................................                      2,544,303
Net unrealized holding gains (loses) on available-for-sale securities......                        (19,449)
Cumulative foreign currency translation adjustments........................                        (13,034)
                                                                                              --------------
Total equity capital.......................................................                      4,185,423
                                                                                              --------------
Total liabilities and equity capital.......................................                    $54,746,131
                                                                                              --------------
                                                                                              --------------

    I Rober E. Keilman, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                          Robert E. Keilman

    We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                          Alan R. Griffith
                                          J. Carter Bacot
                                          Thomas A. Renyi
                                          DIRECTORS